Exhibit 99.2

Full Year 2004 and Q4 Review 2004 TRM Corporation The information contained herein is subject to change without notice. Exhibit 99.2

Forward Looking Statements Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of TRM Corporation ("TRM") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond TRM's control. TRM discusses certain of these factors in its Annual Report on Form 10 - K for 2004. 30 March 2005 2

2004 Accomplishments Executed largest ATM network acquisition Continued organic expansion Strong EBITDA growth Record sales Record net income 30 March 2005 3

Overview (Including eFunds) 21,261 ATMs and 24,484 self-service photocopiers The TRM Network: 45,000 Distribution Points Canada Canada ATM Locations Photocopy Locations Service Areas Canada United States 30 March 2005 4 United Kingdom

Consolidated P&L FY 04 FY 03 Net Sales $92.6 $78.2 Gross Profit $42.4 $34.6 Operating Income $13.7 $10.1 Income from Continuing Operations Income from Continuing Operations Income from Continuing Operations Income from Continuing Operations $8.3 $6.2 Loss from Discontinued Operations Loss from Discontinued Operations Loss from Discontinued Operations -$0.4 -$0.7 Net Income $7.9 $5.5 EBITDA* $24.5 $18.8 EPS (diluted)** $0.56 $0.45 (in millions) *See reconciliation slide **Diluted EPS reflects impact of preferred dividends and EITF 03-6 based on net income FY 2004 vs. FY 2003 30 March 2005 5

Margin Analysis FY 04 FY 03 Gross Margin 33.7% 36.5% Operating Margin 10.9% 10.7% EBITDA Margin 19.4% 19.8% Net Profit Margin 6.3% 5.8% % Sales FY 04 FY 03 Gross Margin 45.8% 44.2% Operating Margin 14.8% 12.9% EBITDA Margin 26.4% 24.0% Net Profit Margin 8.6% 7.0% % Net Sales FY 2004 vs. FY 2003 30 March 2005 6

Balance Sheet FY 04 FY 03 Total Assets Total Assets $357.3 $112.3 Total Liabilities* Total Liabilities* $244.1 $61.9 Total Equity Total Equity $111.7 $48.9 Net Debt** Net Debt** $128.5 $9.3 *Does not include minority interest of $1.5MM in 2003 (in millions) **See reconciliation slide FY 2004 vs. FY 2003 30 March 2005 7

Consolidated P&L Q4 04 Q4 03 Net Sales $26.6 $20.5 Gross Profit $11.5 $10.1 Operating Income $2.0 $3.5 Income from Continuing Operations Income from Continuing Operations Income from Continuing Operations Income from Continuing Operations $0.7 $2.3 Loss from Discontinued Operations Loss from Discontinued Operations Loss from Discontinued Operations -$0.2 -$0.3 Net Income* $0.5 $2.0 EBITDA** $5.8 $5.3 EPS (diluted)*** $0.02 $0.18 (in millions) *Includes non-recurring changes related to eFunds ATM network acquisition **See reconciliation slide ***Diluted EPS reflects impact of preferred dividends and EITF 03-6 based on net income Q4 2004 vs. Q4 2003 30 March 2005 8

Margin Analysis Q4 04* Q4 03 Gross Margin 27.2% 40.5% Operating Margin 4.6% 13.9% EBITDA Margin 13.7% 20.9% Net Profit Margin 1.3% 8.2% Q4 04* Q4 03 Gross Margin 43.3% 49.3% Operating Margin 7.4% 16.9% EBITDA Margin 21.8% 25.4% Net Profit Margin 2.0% 9.9% % Sales % Net Sales Q4 2004 vs. Q4 2003 30 March 2005 9 *Includes non-recurring changes related to eFunds ATM network acquisition

Supplementary Review of Expenses Q4 04 Q4 03 eFunds Transition $2.0 $0.0 Amortization* $1.4 $0.1 Interest Expense $1.1 $0.2 Total $4.5 $0.3 *Application of accelerated amortization of eFunds intangibles generated an additional $432,000 of expense for six weeks of Q4 2004 over straight line depreciation Q4 2004 vs. Q4 2003 (in millions) 30 March 2005 10

ATM Financials FY 04 FY 03 Q4 04* Q4 03 Net Sales $50.5 $34.5 $16.8 $9.0 Gross Profit $23.0 $16.1 $7.9 $4.6 Operating Income $7.5 $4.8 $2.4 $1.6 FY 04 FY 03 Q4 04* Q4 03 Gross Margin 45.6% 46.7% 47.0% 51.1% Operating Margin 14.9% 13.9% 14.3% 17.8% (in millions) ATM P&L *Includes non-recurring charges related to eFunds ATM network acquisition 30 March 2005 11 % Net Sales

9.0 15.3 26.7 4.0 11.8 12.6 0 4 8 12 16 20 24 28 2001 2002 2003 2004 Q4 '03 Q4 '04 Total ATM Cash Withdrawals (in millions) ATM Operating Data Installed Base Total Cash Withdrawals 3,057 2,082 3,416 21,261 1,000 4,000 7,000 10,000 13,000 16,000 19,000 22,000 2001 2002 2003 2004 30 March 2005 12 Total ATMs Installed - Year End

ATM Operating Data Sales/Unit Sales/Transaction 9,889 11,999 12,851 3,082 2,769 10,357 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 2001 2002 2003 2004 Q4 '03 Q4 '04 ATM Consolidated- Average Sales/Unit 2.07 2.76 2.65 2.63 2.55 2.22 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2001 2002 2003 2004 Q4 '03 Q4 '04 30 March 2005 13 ATM Consolidated - Average Sales/Transaction

Photocopy Financials FY 04 FY 03 Q4 04 Q4 03 Net Sales $42.2 $43.7 $9.8 $11.4 Gross Profit $19.4 $18.5 $3.6 $5.5 Operating Income* $8.1 $5.3 $0.4 $1.9 FY 04 FY 03 Q4 04 Q4 03 Gross Margin** 46.0% 42.3% 36.7% 48.2% Operating Margin** 19.1% 12.1% 4.1% 16.7% (in millions) Photocopy P&L *Includes significant expense in Q4 04 associated with employee performance bonus 30 March 2005 14 **As a percentage of net sales % Net Sales

Photocopy Operating Data Installed Base Sales 59.0 53.3 51.1 13.9 11.8 54.8 $0 $7 $14 $21 $28 $35 $42 $49 $56 $63 2001 2002 2003 2004 Q4 '03 Q4 '04 Photocopy Consolidated Sales (in millions) 29,706 26,317 24,484 28,399 0 4,000 8,000 12,000 16,000 20,000 24,000 28,000 32,000 2001 2002 2003 2004 Total Photocopiers Installed - Year End
30 March 2005 15

Photocopy Operating Data Sales/Unit Sales/Copy 1,883 1,946 2,024 525 482 1,893 $0 $400 $800 $1,200 $1,600 $2,000 $2,400 2001 2002 2003 2004 Q4 '03 Q4 '04 Photocopy Consolidated - Average Sales/Unit ..056 ..062 ..084 ..056 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 2001 2002 2003 2004 30 March 2005 16 Photocopy Consolidated - Average Sales/Copy

30 March 2005 17 Additional Information

EBITDA Reconciliation EBITDA is a measure commonly used by the capital markets to value enterprises. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates. Excluding these items provides insight into the underlying results of operations and facilitates comparisons between TRM and other companies. In addition, EBITDA is considered a reasonable approximation of gross cash flow and is one of the measures used for determining debt covenant compliance. Management believes that EBITDA information is useful to investors for these reasons. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. 2003 2004 Q1 Q2 Q3 Q4 FY 03 Q1 Q2 Q3 Q4 FY 04 Net income 0.8 1.1 1.5 2.0 5.5 2.5 2.7 2.1 0.5 7.9 Add: Interest expense 0.3 0.2 0.2 0.2 1.0 0.2 0.3 0.1 1.1 1.7 Provision for income taxes 0.5 0.6 0.9 0.8 2.7 1.2 1.0 1.4 0.3 3.8 Depreciation and amortization 2.5 2.5 2.4 2.2 9.6 2.2 2.4 2.4 4.0 11.0 EBITDA 4.1 4.4 5.0 5.5 18.8 6.2 6.4 6.0 5.8 24.4 30 March 2005 18 (in millions - USD) Q4 2004 vs. Q4 2003 *Includes eFunds transitional expenses of approximately $2 million incurred during the quarter

Net Debt Reconciliation FY04 FY03 All Debt 130.2 10.1 All Capital Leases 3.9 4.9 Cash & Cash Equivalents (5.6) (5.7) 128.5 9.3 30 March 2005 19 (in millions - USD)

30 March 2005 20 Q & A